UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2009

     POWERSAFE TECHNOLOGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143645	98-0522188
(Commission File Number)	(IRS Employer Identification No.)

1400 Coney Island Avenue, Brooklyn, NY 11230
(Address of Principal Executive Offices, Zip Code)

(718) 951-8021
(Registrant's Telephone Number, Including Area Code)

c/o David Lubin & Associates, PLLC, 26 E. Hawthorne Avenue, Valley Stream, NY 11580
-----------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 Registrant’s Business and Operations
1.01 Entry into a Material Definitive Agreement

On February 17, 2009 Powersafe Technology Corp., a Nevada corporation (the “Registrant”) executed a further amendment to the agreement dated March 31, 2008 (the “Merger Agreement”) with Amplification Technologies, Inc. (“ATI”) providing, among other things, for the merger of the Registrant’s wholly owned subsidiary, Powersafe Acquisition Corp. with and into ATI.

Reference is hereby made to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2008 regarding the Merger Agreement and the Form 8-K filed on January 28, 2009 regarding the first amendment to the Merger Agreement.

Pursuant to the amendment, the parties acknowledged that the financial statements of ATI will be submitted no later than 71 days from the closing of the merger. The parties also finalized the terms of the preferred shares of the Registrant which will be exchanged for the outstanding preferred shares of ATI. The amendment also contained the number of shares outstanding of each of the Registrant and ATI.

Section 2. Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.01.

The transactions contemplated under the Merger Agreement were consummated at a closing held on February 17, 2009. Pursuant to the Merger Agreement, the wholly-owned subsidiary of the Registrant merged with and into ATI; the Registrant now owns 100% of the capital stock of ATI.

ATI is a Delaware corporation formed in May 2002 whose scientists have invented an extremely sensitive photodetector technology that it believes has significant performance and cost advantages over traditional technology and is positioned as a next generation solid state technology for low level light detection. ATI’s platform semiconductor technology, which allows amplification with very low noise of weak signals, is in principle applicable to, and has been patented to encompass, detection of signals other than light, and thus could in principle be used to create biological, radiological, electrical, and chemical sensors. ATI was issued U.S. patent titled “High Sensitivity, high resolution detection of signals” in April 2005 and was granted another patent in August 2006. ATI has filed one additional patent application and plans to file additional patent applications to further protect its intellectual property.

ATI is currently introducing its first products to the market and expects them to be available for commercial sale in 2009. ATI believes that the ultimate market addressed by its products is in the multi-billion dollar range. Over $9 million has been invested in ATI to date. In addition, ATI has received over $750,000 in government grants. .

In August 2008, in connection with the completion of phase II of a NASA SBIR grant, ATI announced that it successfully extended its technology from silicon to an InGaAs/InP material system, and from visible light wavelengths into the near infrared spectrum, in the process developing a high gain solid state photomultiplier for near infrared wavelengths of 1000-1700 nm. ATI has sold products to NASA/JPL and NIST for research applications.

ATI employs 10 PhDs and 34 full and part time employees in the US and Moscow. The scientific team has done pioneering work in, and has world leading expertise in, the field of sensors and photo-detectors.

Now that ATI is a wholly-owned subsidiary of the Registrant, the Registrant intends to develop ATI’s photodetector technology and market products that incorporate that technology. We estimate that within the next 12 months we will need to raise approximately $3,250,000 in order to effectuate our business plan.

A number of statements contained herein are forward-looking statements, which are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Registrant and ATI. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, and in evaluating an investment in the Registrant, prospective investors should review carefully various risks and uncertainties inherit herein and those set forth in the Registrant’s filings with the SEC and such other matters as are in such filings, which may be viewed at www.sec.gov.

In consideration of the acquisition of ATI, the Registrant issued or is obligated to issue approximately 6,620,000 shares of common stock to the common stockholders of ATI, 43,458 shares of Series A Convertible Preferred Stock to the former holders of Series A Convertible Preferred Stock of ATI, 21,808 shares of non-convertible Series B Preferred Stock to the former holders of Series B Preferred Stock of ATI and assumed the obligation to issue up to 680,000 shares of common stock reserved for issuance to satisfy option awards and similar obligations. As a result of the merger, the capitalization of the Registrant consists of (a) 8,995,256 shares of common stock issued and outstanding, and up to 30,000 additional shares to be issued, (b) $1,347,211 face amount of Series A Convertible Preferred Stock, convertible into an aggregate of approximately 808,200 shares of common stock, (c) approximately $2,180,800 liquidation preference of non-convertible Series B Preferred Stock, and (d) up to 680,000 shares of common stock reserved for issuance to satisfy option awards and similar obligations. As of February 20, 2009, Mr. Jack N. Mayer, the president and a director of the Registrant, and a family member of Mr. Mayer, advanced $264,500 to the Registrant. These advances are expected to be converted into convertible preferred stock and warrants of the Registrant; any securities that may be issued in connection with such advances are not included in the capital structure set forth above. As a result of the merger with ATI, Mr. Mayer and his affiliates would beneficially own approximately 51% of the Registrant on a fully diluted basis, and Mr. Samuel Zentman, a director of the Registrant, would own approximately 3.85% of the Registrant on a fully diluted basis. Mr. Mayer and his affiliates also own an aggregate of $2,034,525 liquidation preference of non-convertible Series B Preferred Stock and Mr. Zentman owns $10,803 of said shares.

Section 8. Other Events
Item 8.01 Other Events

On February 17, 2009, the Registrant issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the consummation of the merger with ATI.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.
(b) Pro forma financial information.

The financial statements required by this Item will be filed by the Registrant not later than 71 calendar days after the date of this Current Report.

(c) Exhibits

Exhibit

4.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Powersafe Technology Corp.

4.2	Certificate of Designations, Preferences and Rights of Series B Preferred Stock of Powersafe Technology Corp.

10.7	Amendment No. 2 to the Agreement dated February 17, 2009, by and among Powersafe Technology Corp., Powersafe Acquisition Corp and Amplification Technologies Inc.

99.1	Press Release dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSAFE TECHNOLOGY CORP.

By.	/s/ Jack N. Mayer
Name:	Jack N. Mayer
Title:	President

Date: February 23, 2009